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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 6, 2002


                            MoliChem Medicines, Inc.
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               (Exact name of Company as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                   333-64430                                330820923
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            (Commission file Number)                (IRS Employer ID Number)


100 Europa Drive, Suite 421, Chapel Hill, North Carolina 27517-2389
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(Address of principal executive offices)                             (Zip Code)


Company's telephone number, including area code     919-960-0217
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                                       NA
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          (Former name or former address, if changed since last report)

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Item 4.  Changes in Company's Certifying Accountant.
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         On February 6, 2002, the Company dismissed the Company's auditor,
Rogoff & Company, P.C., 275 Madison Avenue, New York, NY 10016, and appointed Deloitte & Touche, LLP, Raleigh, North Carolina, as the Company's new auditor. The principal reports prepared by Rogoff & Company on the financial statements of the Company for the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         The Company's Audit Committee of the Board of Directors recommended the change in auditors. The chief criterion for the change in auditors was to engage an auditor with offices in North Carolina, where the Company is located, and such decision was not based upon any disagreements with Rogoff & Company regarding accounting principles, financial statement disclosure, or auditing scope or procedures.

         There have been no disagreements between the Company, the management of the Company and Rogoff & Company during the Company's two most recent fiscal years and any subsequent interim period preceding the engagement of Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure of a nature which, if not resolved to the satisfaction of Rogoff & Company, would have caused Rogoff & Company to make reference in connection with its report to the subject matter of the disagreements.

         During the Company's two most recent fiscal years and the interim period through February 6, 2002, neither the Company, its management, any member of its Board of Directors, nor any other party acting on behalf of the Company consulted with Deloitte & Touche regarding the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company's financial statements; or any other matter that was the subject of a disagreement with Rogoff & Company, or any reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) reported to the Company by Rogoff & Company.

         As required by Item 304(a)(3) of Regulation S-K, the Company has furnished Rogoff & Company with the disclosures contained in this Item 4 and has requested that Rogoff & Company furnish the Company with a letter addressed to the SEC stating that it agrees with the statements made by the Company in this
Item 4. A copy of the Rogoff & Company letter dated March 6, 2002 is included as
Exhibit 16.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

         Exhibit No.     Description
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         16.1            Letter, dated March 6, 2002, from Rogoff & Company
                         regarding its concurrence with the statements made by the Company in Item 4 of this report.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MOLICHEM MEDICINES, INC.


Date: March 6, 2002                               /s/ Luis Molina
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                                                 Luis Molina, Ph.D.,
                                                 Chief Executive Officer